UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2012

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 10, 2012, the Company, the Company’s wholly owned subsidiary Luna Technologies, Inc. (treated collectively for purposes of this Current Report as the “Company”) and Silicon Valley Bank (the “Lender”) executed and delivered a Third Loan Modification Agreement dated effective May 17, 2012 (the “Third Loan Modification Agreement”), which amends the Loan and Security Agreement between the parties originally dated as of February 18, 2010, as amended (the “Loan Agreement”).

The Third Loan Modification Agreement extends the Company’s revolving credit facility of $1.0 million (the “Line of Credit,” and together with the $6.0 million term loan under the Loan Agreement, the “Credit Facilities”) described in the Loan Agreement until May 17, 2014.

As modified by the Third Loan Modification Agreement, the annual interest rate on outstanding borrowings under the Line of Credit has been reduced to the Lender’s prime rate plus 1.00%. Amounts due under the Line of Credit will continue to be secured by substantially all of the Company’s assets, including intellectual property, personal property and bank accounts.

The Credit Facilities, as modified, continue to require the Company to observe a number of financial and operational covenants, including maintenance of a specified level of liquidity (defined as unrestricted cash and a portion of accounts receivable); achievement of specified minimum quarterly adjusted EBITDA levels; protection and registration of intellectual property rights; and customary negative covenants. The Third Loan Modification Agreement lowers the specified level of liquidity from $7.0 million to $6.0 million and sets the quarterly adjusted EBITDA level at $100,000.

Except as modified by the Third Loan Modification Agreement, all terms and conditions of the Credit Facilities set forth in the Loan Agreement remain in full force and effect.

The foregoing summaries of the Third Loan Modification Agreement and the Credit Facilities, as modified, are not complete and are qualified in their entirety by reference to the Third Loan Modification Agreement filed as an exhibit to this Current Report on Form 8-K and the Loan Agreement, which was filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, as modified by the First Loan Modification Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2011, and the Second Loan Modification Agreement filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

10.1	Third Loan Modification Agreement, dated effective as of May 17, 2012, by and among Luna Innovations Incorporated, Luna Technologies, Inc. and Silicon Valley Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Fourd Kemper
Fourd Kemper Vice President and General Counsel

Date: July 11, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Third Loan Modification Agreement, dated effective as of May 17, 2012, by and among Luna Innovations Incorporated, Luna Technologies, Inc. and Silicon Valley Bank.